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                                                                  EXHIBIT 11



                                  CONSENT OF
                                  ----------
                             MAYER, BROWN & PLATT
                             --------------------


     We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of Post-Effective Amendment No. 2 to the Form N-1A Registration Statement of Security Capital U.S. Real Estate Shares Incorporated, File Nos. 333-20649 and 811-8033.



                                    /s/ Mayer, Brown & Platt

                                    MAYER, BROWN & PLATT



Washington, D.C.
October 23, 1997